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                                                                    Exhibit 23.2


                                    CONSENT

To The MONY Group Inc.:

We hereby consent to the reference in the Registration Statement on Form S-1 of The MONY Group Inc., as it may be amended, as well as the Prospectus which forms a part of the Registration Statement, to our Firm under the caption "The Demutualization - Federal Tax Consequences" in the Prospectus.



                                        /s/ Chadbourne & Parke LLP
                                        ----------------------------------
                                        Chadbourne & Parke LLP


October 29, 1998